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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 14, 1998

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                                SENTO CORPORATION
                                    formerly
                    SENTO TECHNICAL INNOVATIONS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             UTAH                         000-06425                  87-0284979
-------------------------------      ---------------------       ------------------
(State or other jurisdiction of      (Commission File No.)         (IRS Employer
        incorporation)                                           Identification No.)
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                           808 EAST UTAH VALLEY DRIVE
                             AMERICAN FORK, UT 84003
                                 formerly of:
                             311 North State Street
                                Orem, Utah 84057
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (801) 492-2000
                                    formerly
                                 (801) 226-6222
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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                                TABLE OF CONTENTS

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
ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.............................   1

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS................................   2
           Financial statements of business acquired........................   2
           Pro forma financial information..................................   2
           Exhibits  .......................................................   2

SIGNATURE  .................................................................   3
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

           On October 14, 1998, the Registrant and Sento Australia Pty, Ltd., a wholly-owned subsidiary of the Registrant based near Sydney, Australia ("Sento
Australia"), acquired substantially all of the assets, and assumed certain liabilities, of Functional Software Pty., Ltd. ("Functional"), a software developer based near Perth, Western Australia (the "Functional Acquisition").
The principal Functional assets acquired by the Registrant consist of COSMOS, a system management framework technology for UNIX and Windows NT computer systems
("COSMOS").

           In connection with the acquisition of Functional, the Registrant and Sento Australia undertook the following actions (unless otherwise indicated all actions were effective as of September 30, 1998 and all dollar amounts refer to U.S. dollars):

           (a)        The Registrant and Functional entered into an Intellectual
                      Property Business Assets Agreement (the "IP Agreement"), pursuant to which the Registrant paid $262,037 in cash and issued 129,657 shares of its Common Stock to Functional to acquire the intellectual property assets of Functional, including COSMOS and related software, documentation and intellectual property rights. The IP Agreement further provides for the payment of up to $479,000 each year over the next two years ending on the anniversaries of the closing date of the Functional Acquisition (for a potential total cash component of the acquisition cost of $1,220,037) if during such years the gross annual revenues of the business formerly operated by Functional exceed certain targets indicated in the IP Agreement.

           (b)        Sento Australia and Functional entered into a Business
                      Assets Agreement (the "Business Agreement"), pursuant to which Sento Australia paid $187,488 for the tangible assets and the goodwill of Functional.

           (c)        Sento Australia and each of Functional, Alan T. Main,
                      Michael P. Selig and Howard Haythornthwaite entered into a
                      Deed of Restraint of Trade (the "Deeds of Restraint of
                      Trade") whereby each of Functional, Alan T. Main, Michael
                      P. Selig and Howard Haythornthwaite covenanted to refrain from engaging in any business or activity that is competitive with the Registrant's business for a period of three years from the closing date of the Functional
                      Acquisition.

           (d)        Sento Australia and each of Alan T. Main and Michael P.
                      Selig entered into an Employment Agreement, pursuant to which Messrs. Main and Selig will be employed by Sento
                      Australian for two years following the closing date of the Functional Acquisition (subject to automatic renewal for successive one-year periods) in the respective capacities of Director of the Professional Services Division and Director of Architecture. Each of Messrs. Main and Selig will be paid a salary of approximately $64,000 per year and will be eligible to receive an annual bonus of $32,000.

           (e)        Sento Australia, the Registrant, Functional, and Messrs.
                      Main and Selig entered into a Deed of Guarantee, pursuant to which Messrs. Main and Selig guaranteed the performance of Functional's obligations under the IP Agreement, the Business Agreement and each of the Deeds of Restraint of Trade.

           (f)        The Registrant and Northpoint Software Ventures Pte
                      Limited entered into a Consultancy Agreement, pursuant to which the Registrant paid to Northpoint a non-refundable consultancy fee in the amount of $43,200 in cash and issued to Northpoint 11,521 shares of its Common Stock and Northpoint agreed to provide consultancy services as requested by the Registrant for a maximum of ten hours per month for the twelve months following the closing date of the Functional Acquisition.



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           Copies of each of the agreements described above and of a press release announcing the consummation of the Functional Acquisition are attached to this Report as Exhibits 1 through 7 and 8, respectively.

           The amounts paid by the Registrant and Sento Australia in connection with the Functional Acquisition were determined through negotiations between the Registrant and Sento Australia and the other parties to the Functional
Acquisition, based upon the business, assets, liabilities, operations and prospects of Functional. The cash consideration paid by the Registrant in completing the Functional Acquisition was funded through the Registrant's working capital without additional borrowing.

           The principal Functional assets acquired by the Registrant and Sento
Australia will be used in the continuing business operations of the Registrant and Sento Australia in Australia and Asia.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

           Financial statements of businesses acquired

           The Registrant will file the financial statements of Functional required to be filed herewith by amendment to this Current Report.

           Pro form financial information

           The Registrant will file the pro forma financial information required to be filed herewith by amendment to this Current Report.

           Exhibits.


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
Reg. S-B                                                                         Exhibit
Exhibit No.           Exhibit                                                       No.
           2.1   --   Intellectual Property Business Assets Agreement, dated
                      October 14, 1998, between Functional Software Pty, Ltd.
                      and Sento Corporation                                          1

           2.2   --   Business Assets Agreement, dated October 14, 1998,
                      between Functional Software Pty, Ltd. and Sento Australia
                      Pty, Ltd.                                                      2

           2.3   --   Deed of Guarantee, dated October 14, 1998, between
                      Functional Software Pty, Ltd., and Sento Australia Pty,
                      Ltd. and Sento Corporation and Michael P. Selig and Alan
                      T. Main                                                        3

           2.4   --   Form of Deed of Restraint of Trade, dated October 14,
                      1998 between Sento Australia Pty, Ltd., and each of
                      Functional Software Pty, Ltd., Alan T. Main, Michael P.
                      Selig and Howard Haythornthwaite                               4

           2.5   --   Employment Agreement, dated October 14, 1998, between
                      Sento Australia Pty, Ltd. and Alan T. Main                     5

           2.6   --   Employment Agreement, dated October 14, 1998, between
                      Sento Australia Pty, Ltd. and Michael P. Selig                 6

           2.7   --   Consultancy Agreement, dated October 14, 1998, between
                      Sento Corporation and Northpoint Software Ventures Pte
                      Limited                                                        7

           99.1  --   Press Release dated October 19, 1998                           8
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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SENTO CORPORATION


                                       /s/  KIETH E. SORENSON
                                       ----------------------------------------
                                       Name:  Kieth E. Sorenson
                                       Title: Chief Executive Officer, President
                                              and Chairman of the Board


Date: October 29, 1998



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